CAPITAL IMPROVEMENTS, NEWBUILDINGS AND VESSEL PURCHASE DEPOSITS	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Capital Improvements, Newbuildings and vessel purchase deposits	CAPITAL IMPROVEMENTS, NEWBUILDINGS AND VESSEL PURCHASE DEPOSITS

(in thousands of $)	2022	2021
Capital improvements in progress	4,127	591
Newbuildings	93,733	46,093
Vessel purchase deposits	—	11,000
	97,860	57,684

Capital improvements in progress comprises of advances paid and costs incurred in respect of upgrades in relation to the special periodic survey on two rigs (2021: BWTS on three vessels). This is recorded in "Capital improvements, newbuildings and vessel purchase deposits" until such time as the equipment is installed on a vessel or rig, at which point it is transferred to "Vessels, rigs and equipment, net" or "Investment in sales-type leases and direct financing leases".

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures in relation to four (2021: four) newbuilding contracts, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $2.7 million in the year ended December 31, 2022 (2021: $0.4 million, 2020: $0.0 million).

During the year ended December 31, 2021, the Company paid a deposit of $11.0 million in connection with the acquisition of two Suezmax tankers. The deposit was reclassified to "Vessels, Rigs and Equipment, net" upon delivery of the vessels in January and February 2022. (See Note 14: Vessels, Rigs and Equipment, Net).